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                                                                   EXHIBIT 10(h)

                                 April 29, 1996

Alexander Energy Corporation
701 Cedar Lake Boulevard
Oklahoma City, Oklahoma 73114

         Re: Disposition of Hydrocarbons Assigned by Means of certain Mortgages, Deeds of Trust, Assignments, Security Agreements and Financing Statements

Gentlemen:

         We refer to:

         (i) Credit Agreement dated as of November 14, 1994 among Alexander Energy Corporation (herein called the "Borrower"), various financial institutions which are or may hereafter be parties thereto (the "Lenders"), and Canadian Imperial Bank of Commerce, New York Agency as agent (the "Agent") for the Lenders as amended by a First Amendment to Credit Agreement dated as of July 14, 1995 and a Second Amendment to Credit Agreement dated as of April 15, 1996 (as so amended, herein called the "Credit Agreement");

         (ii) Note Agreement dated as of June 1, 1988, by and between the Borrower and John Hancock Mutual Life Insurance Company, a Massachusetts corporation (as amended, supplemented, restated, replaced or otherwise modified and in effect from time to time, the "John Hancock Note Agreement");

         (iii) A Note of the Borrower dated November 14, 1994 (herein called the "Note") payable to the order of CIBC Inc. as Lender in the principal amount of $52,000,000;

         (iv) Notes of the Borrower dated June 1, 1988 (herein called the "John Hancock Notes") issued pursuant to the John Hancock Note Agreement in the aggregate original principal amount of $5,000,000;





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Alexander Energy Corporation
April 29, 1996
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         (v)     Mortgage, Deed of Trust, Assignment, Security Agreement and
                 Financing Statement [Texas] dated as of April 26, 1996 (the "Texas Mortgage") from the Borrower to CIBC Inc. as collateral agent (the "Collateral Agent") for the Secured Parties, as defined therein, and the Trustees for the Collateral Agent;

         (vi) Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement [Oklahoma] dated as of April 26, 1996
                 (the "Oklahoma Mortgage ") from the Borrower to the Collateral Agent and the Trustees for the Collateral Agent; and

         (vii) Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement [Arkansas] dated as of April 26, 1996 (the "Arkansas Mortgage") from the Borrower to the Collateral Agent and the Trustees for the Collateral Agent.

         The Texas Mortgage, Oklahoma Mortgage and Arkansas Mortgage are hereinafter collectively referred to as the "Mortgage."

         Pursuant to Article III of the Mortgage, the Borrower has assigned to the Collateral Agent all Hydrocarbons (as defined in the Mortgage) which are produced from and would accrue to the Mortgaged Property (as defined in the Mortgage) commencing on April 26, 1996, together with all proceeds therefrom.

         This letter is to inform you that, until the Collateral Agent shall at any time by written notice direct otherwise, the Borrower may continue to receive, retain and use all Hydrocarbons and proceeds therefrom. Upon the giving of any such notice (which notice may be given by the Collateral Agent at any time in the exercise of its sole discretion, after the occurrence and during the continuance of any Default or Event of Default pursuant to the Credit Agreement, any default or Event of Default pursuant to the John Hancock Note Agreement or any default or event of default pursuant to a Mortgage), you agree that you will no longer collect, receive, retain or use any such Hydrocarbons or proceeds therefrom, and any such items which are received by you shall not be commingled with any other of your own funds or property and shall be held by you in express trust for the Collateral Agent, until delivered to the Collateral Agent, and you agree to promptly deliver any and all such items to the Collateral Agent.


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Alexander Energy Corporation
April 29, 196
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         Nothing herein contained shall be deemed to prejudice the exercise by the Collateral Agent or any other Secured Party of any or all of its rights and remedies under the Credit Agreement, the John Hancock Note Agreement, the Note, the John Hancock Notes, the Mortgage, or any other instrument obtained or to be obtained in connection with any of the foregoing, including, without limitation, any and all acceptances thereof.


                                        Sincerely,

                                        CIBC INC., as Collateral Agent

                                        By: /s/ ILLEGIBLE
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:  AUTHORIZED SIGNATORY
                                              ---------------------------------

AGREED TO AND ACCEPTED:

ALEXANDER ENERGY CORPORATION

By: /s/ DAVID E. GROSE
    -----------------------------------
Name: David E. Grose
      ---------------------------------
Title:   Chief Financial Officer
         and Vice President
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